SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2004

INDUSTRIAL DISTRIBUTION GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-13195	58-2299339

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road
Suite 1575
Atlanta, GA 30326

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (404) 949-2100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5. Other Events

     On May 26, Industrial Distribution Group, Inc. issued a press release reporting the moving of its stock listing to the NASDAQ National Market during the week of May 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated May 26, 2004 issued by Industrial Distribution Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2004

/s/ Jack P. Healey
Jack P. Healey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Industrial Distribution Group, Inc. (“IDG”), dated May 26, 2004, reporting the moving of its stock listing to the NASDAQ National Market during the week of May 31, 2004 (filed pursuant to Item 5 of Form 8-K).